Main Office
4200 Truxtun Ave., Suite 300
BROWN ARMSTRONG PAULDEN	Bakersfield, California 93309
Tel 661.324.4971 Fax 661.324.4997
MCCOWN STARBUCK THORNBURGH & KEETER	e-mail: bainfo@bacpas.com
C e r t i f i e d P u b l i c Ac c o u n t a n t s
Shafter Office
560 Central Avenue
Shafter, California 93263
Tel 661.746.2145 Fax 661.746.1218

Andrew J. Paulden, CPA

EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

We hereby consent to the use in Searchlight Minerals Corp.’s Registration Statement on Form SB-2/A Amendment No. 3 (File No. 000-30995) of our report dated April 13, 2007 relating to the financial statements and financial statement schedules of Searchlight Minerals Corp., which appear in such Registration Statement. We also consent to the references to us under the headings “Experts” in such Registration Statement.

                                                                                             BROWN ARMSTRONG PAULDEN
                                                                                             McCOWN STARBUCK THORNBURGH & KEETER
                                                                                             ACCOUNTANCY CORPORATION

Peter C. Brown, CPA
Burton H. Armstrong, CPA, MST
Harvey J. McCown, CPA
Steven R. Starbuck, CPA
Aileen K. Keeter, CPA
Chris M. Thornburgh, CPA
Eric H. Xin, MBA, CPA

Lynn R. Krausse, CPA, MST
Rosalva Flores, CPA
Connie M. Perez, CPA
Sharon Jones, CPA, MST
Diana H. Branthoover, CPA
Thomas M. Young, CPA
Alicia Montgomery, CPA, MBA
Matthew Gilligan, CPA
Hanna J. Sheppard, CPA
Ryan J. Nielsen, CPA
Jian Ou-Yang, CPA
Ryan S. Johnson, CPA
Michael C. Olivares, CPA
Amanda Fedewa, CPA
Jialan Su, CPA
Ariadne S. Prunes, CPA

                                                                                                                                                         /s/ Burton H. Armstrong

                                                                                                                                                         By: Burton H. Armstrong

Bakersfield, California
June 14, 2007

REGISTERED with the Public Company Accounting Oversight Board and MEMBER of the American Institute of Certified Public Accountants